[PHOTO OMITTED]

Gabelli
International
Growth
Fund,
Inc.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                               [GRAPHIC OMITTED]

Gabelli International Growth Fund, Inc.
  Semi-Annual Report - June 30, 1999

                                    * * * *

            Morningstar Rated(TM) Gabelli International Growth Fund 4 stars overall and for the three-year period ended 6/30/99 among 987 international equity funds.

                                                                 [PHOTO OMITTED]

                                                                    Caesar Bryan

To Our Shareholders,

      Most international markets performed well during the second quarter of 1999. The largest equity market outside the United States, namely Japan, did quite well, appreciating by 8.4% and bringing its year to date return to 21.2%. Gains made by most European markets were reduced considerably by the continued strength of the U.S. dollar. For example, the Dutch market rose by 5.9% in local currency terms during the quarter. But the strength of the dollar lowered this to 1.1% in U.S. dollar terms. Among the larger European markets, France has performed well, rising roughly 5.0%. The United Kingdom, the largest European market, declined by 0.1% during the quarter. In aggregate, European markets rose by 0.2% for the second quarter and have fallen by 1.3% for the first six months of 1999. Emerging markets continued their strong performance. Hong Kong appreciated by 26.8% and Mexico rose by 16.7%.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli International Growth Fund's (the "Fund") total return was 2.8%. The Lipper International Fund Average and Morgan Stanley Capital International EAFE Index of international markets had returns of 5.6% and 2.6% respectively, over the same period. The Morgan Stanley EAFE index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 0.8% over the trailing twelve-month period. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 4.8% and 7.9%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                             Quarter
                              -----------------------------------
                                1st       2nd      3rd       4th      Year
 1999: Net Asset Value....... $15.94    $16.38       --        --       --
       Total Return..........   2.0%      2.8%       --        --       --
 ------------------------------------------------------------------------------
 1998: Net Asset Value....... $17.03    $17.58    $14.74    $15.63    $15.63
       Total Return..........  18.3%      3.2%    (16.2)%    14.7%     17.4%
 ------------------------------------------------------------------------------
 1997: Net Asset Value....... $13.51    $14.67    $15.31    $14.40    $14.40
       Total Return..........   0.7%      8.6%      4.4%     (5.9)%     7.3%
 ------------------------------------------------------------------------------
 1996: Net Asset Value....... $11.71    $12.55    $12.53    $13.42    $13.42
       Total Return..........   6.6%      7.2%     (0.2)%     7.1%     22.2%
 ------------------------------------------------------------------------------
 1995: Net Asset Value.......    --        --     $10.57    $10.98    $10.98
       Total Return..........    --        --      5.7%(b)    3.9%      9.8%(b)
 ------------------------------------------------------------------------------

  --------------------------------------------------------

         Average Annual Returns - June 30, 1999 (a)

  1 Year ..........................................   0.8%
  3 Year ..........................................  12.2%
  Life of Fund (b) ................................  15.3%

  --------------------------------------------------------

                      Dividend History
 ------------------------------------------------------
 Payment (ex) Date   Rate Per Share  Reinvestment Price
 -----------------   --------------  ------------------
 December 28, 1998       $1.260           $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

      For the three-year period ended June 30, 1999, the Fund's total return averaged 12.2% annually versus average annual total returns of 9.5% and 9.1% for the Lipper International Fund Average and Morgan Stanley EAFE Index, respectively. Since inception June 30, 1995 through June 30, 1999, the Fund had a cumulative total return of 77.1%, which equates to an average annual return of 15.3%.

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as the relative size of the market.

International Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                               [GRAPHIC OMITTED]

               [The following table was depicted in a pie chart]

                         Other Europe             24.0%
                         United Kingdom           22.4%
                         Japan                    19.4%
                         Switzerland              13.4%
                         France                    9.2%
                         Australia                 8.5%
                         Canada                    2.3%
                         United States             1.5%
                         South Africa              1.3%

COMMENTARY

      Investors have concluded that the financial crisis of last fall is over. One consequence of this conclusion has been the increase in money flowing to emerging markets, particularly those located in Asia. Following the economic turmoil that began in July of 1997, most of these countries reacted rapidly. Domestic demand collapsed, capital investments stopped on a dime and, consequently, imports dried up. Even though exports did not grow, the trade balances became surpluses, which in turn liquefied the economies. Eventually capital flowed in, helping to strengthen the currencies. Confidence improved and, in time, domestic demand returned.

      The improved outlook for emerging market economies was a contributing factor in improving the outlook for the global economy, which in turn led to a significant outperformance by cyclical sectors in most international equity markets. Of course, there were additional reasons behind the move into cyclical stocks. Foremost was the decision of the European Central Bank to reduce Euroland interest rates by 0.5%, to 2.5%, at the start of April. This signaled the determination of the European Central Bank to encourage growth in Euroland. Also, many of the cyclical sectors of the equity market were priced to reflect the probability of deflation. Indeed, as the quarter progressed, investors' fears of deflation increasingly turned to concerns about inflation. This led to the Federal Reserve Board raising short term U.S. interest rates by 0.25%, to 5.0%, at the end of June.

      The biggest economic surprise of the quarter has to have been the report, announced on June 10, that the Japanese economy grew 1.9% during the first quarter of 1999, which equates to an annualized rate of 8.0%. These figures were totally unexpected and the equity markets responded positively to the news. Looking behind the numbers, much of the rise can be explained by the quarterly jump of 10.3% in public sector investment reflecting government pump priming. However, private consumption, which represents about three-fifths of the economy, rose 1.2% quarter over quarter. This may not sound like much from this side of the Pacific, but it was the first positive number since the first quarter of 1998, and certainly a surprise with regard to the rise in unemployment and the fall in wages.

      We believe that the conditions are in place for a sustained upward movement in the Japanese equity market. Corporations now appear to be embracing the need to restructure. "Risutora" (re-structuring) will result in improved profitability for corporate Japan and we believe the agreement between Hitachi and NEC to merge their "DRAM" operations was a watershed event. These long time rivals decided to seek profits over market share.

      Another bullish signal is that foreign companies are buying Japanese companies. One example of this was the purchase of International Digital Communications, a privately held communications company, by Cable & Wireless of the U.K. Cable & Wireless was the successful acquirer as it outbid NTT. We anticipate that corporate activity in Japan will accelerate sharply in the coming year. The ability of companies to offer stock to the shareholders of an acquired company will serve as one major catalyst for this increased corporate activity. This basic corporate finance tool is currently not permitted in Japan, but analysts anticipate that the commercial code will be changed in the near future to permit paper transactions.

      Of course, there are risks to this more optimistic outlook. First, the economy could continue to deteriorate and the corporate sector could slow their efforts to improve profitability. However, two recent events have reassured investors that the authorities remain committed to engineering an economic turnaround. First, the authorities appear determined to prevent the yen from strengthening below 120 yen per dollar through intervention. Secondly, the head of the Bank of Japan has made it clear that interest rates will remain near zero for the rest of the year. During the quarter, the fund added to its Japanese weighting which represented nearly 20% of the portfolio by the end of June.

      As we have previously mentioned, European markets performed poorly during the quarter. For example, Italy and Switzerland both fell by more than 5% during the quarter. The euro was weak, reflecting sluggish economic growth, turmoil at the European Commission and the war in Kosovo. However, we believe that the negative influences have run their course and expect our European equity holdings to rebound in the second half of the year.

      We have outlined the reasons for our enthusiasm regarding European equities on many occasions in the past. In short, we believe that Europe is undergoing a transformation brought about by the single market and the single currency. Merger activity remains robust and 1999 is on target to be a record year for merger and acquisition activity.

      The largest European takeover in history was concluded during the quarter when Olivetti acquired Telecom Italia. Two of the Fund's four top performing holdings for the quarter were European companies that were acquired. Safra Republic Holdings, the Swiss private bank, was bid for by HSBC Holdings and rose 56% for the quarter. Pathe, the French entertainment company, agreed to be purchased by Vivendi, another portfolio holding, and appreciated 47% during the quarter. The other two top performers were Japanese stocks. Nintendo rose by 63% following news of new products and Kadokawa Shoten Publishing appreciated by 53%.

      On the other hand, the Fund's performance was adversely affected by its exposure to a number of pharmaceutical and consumer non-durable companies. For example, Glaxo Wellcome, AstraZeneca and Roche Holding fell by between 15% and 17%. Other poor performers included media holdings Granada Group and Pearson, which both retreated by more than 10%. We believe that all of these companies possess sound fundamentals and retain the characteristics that we seek in investment candidates and we expect that these qualities will be recognized in the second half of the year.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

AstraZeneca plc (AZN.L - $38.93 - London Stock Exchange) is a newly formed company created from the merger of two medium sized pharmaceutical companies, Astra in Sweden and Zeneca based in the U.K. The combined company is one of the largest pharmaceutical companies in the world with a particularly strong position in gastrointestinal, oncology and cardiovascular therapeutic areas. Following the merger, non-core activities such as specialty chemicals will be divested.

Compagnie Financiere Richemont AG (RIFZ.S - $1,923.34 - Zurich Stock Exchange) is one of the world's leading luxury goods companies, with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has major investments in tobacco and pay television. Richemont recently swapped its tobacco business, Rothmans International, in exchange for a 25% stake in British American Tobacco, the world's second largest tobacco company. Similarly, Richemont has also exchanged their pay television assets for a 15% stake in Canal +, the French media company. We believe that these were excellent transactions and show management's ability to create value.

CRH plc (CRH.L - $17.74 - London Stock Exchange) is a Dublin, Ireland-based international building materials company. CRH is a leading producer and distributor of a wide range of building products and materials. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence will contribute to CRH's continued organic growth.

Glaxo Wellcome plc (GLX.L - $27.79 - London Stock Exchange) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards.

Granada Group plc (GAA.L - $18.55 - London Stock Exchange) is a dominant media and hospitality company in the U.K. The company is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada's strong management continues to lead an innovative marketing, positioning and pricing plan which has resulted in strong performance despite the weaker U.K. economy.

Nestle SA (NESZ.S - $90.09 - Zurich Stock Exchange), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well known brands that Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over the different regions of the world with particularly strong positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, twelve of fifteen factories opened in the past three years were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance.

Novartis AG (NOVZN.S - $1,460.19 - Zurich Stock Exchange) is a global leader in the Life Sciences, operating in over 140 countries. The company's three divisions consist of health care, agribusiness and consumer health. The health care division maintains a strong portfolio that is growing through new product launches. Novartis' agribusiness division has been able to flourish in a difficult environment by offering an innovative range of products and services. The Medical Nutrition and Infant and Baby Nutrition units have driven the consumer health division. As the integration of Ciba Specialty Chemicals continues, Novartis should continue to grow profits through innovation as well as realize further cost savings.

Pathe SA (PATP.PA - $120.04 - Paris Stock Exchange) produces films in both French and English for distribution to theaters around the world. The company holds interests in distribution companies and operates a chain of over 41 movie theaters in France and the Netherlands. Pathe also offers pay television services in the United Kingdom, Ireland and France through its interests in B Sky B and Canalsatellite. The company has recently agreed to be acquired by another French firm, Vivendi.

Pearson plc (PSON.L - $20.32 - London Stock Exchange) is a leading global publisher with many strong brands. The company has tripled the size of its educational publishing unit through the Simon & Schuster acquisition as well as seen its Financial Times Group flourish both in print and electronically. Pearson will continue to grow as the company positions itself ahead of the trends that are shaping the industry. The company's television business continues to grow and its Internet content is strengthening.

Roche Holding AG (ROCZg.S - $10,279.25 - Zurich Stock Exchange) is one of the world's leading health care companies. Apart from the pharmaceuticals, the company has major positions in vitamins, diagnostics, fragrances and flavors and orthopedics. The company has recently completed the purchase of Corange for approximately $11 billion, which we believe will be additive to earnings. This acquisition will make Roche the largest diagnostic company. We expect Roche to introduce a number of new drugs during the next few years, which should result in stronger earnings growth.

Vodafone AirTouch plc (VOD - $197.00 - NYSE) has created a dominant global mobile communications service provider through the completion of its recent acquisition of AirTouch in the United States. The company has grown its customer base by over two million subscribers over the past year to command upwards of 37% of the wireless market, with nearly half of those subscribers outside of the United Kingdom. Vodafone has engaged in 47 new roaming agreements in ten countries around the world, bringing its global reach to 91 countries. The company continues to benefit from the increased usage of wireless networks and the economies of scale of a larger network.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We continue to look for well-established companies that operate in businesses that are fairly stable and have a high barrier to entry. These companies should have strong balance sheets, generate or have the potential to generate free cash flow and have managements that are shareholder sensitive.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                 Sincerely,


                                                 /s/ Caesar Bryan

                                                 Caesar Bryan
                                                 President and Portfolio Manager

July 15, 1999

     ---------------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1999

     Compagnie Financiere Richemont                  Pathe SA
     Vodafone AirTouch plc                           Glaxo Wellcome plc
     Novartis AG                                     Nestle SA
     CRH plc                                         Roche Holding AG
     Granada Group plc                               Pearson plc

     ---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

                                                                       Market
   Shares                                             Cost             Value
   ------                                             ----             -----

            COMMON STOCKS -- 100.8%

            Broadcasting -- 8.8%
    6,000   Audiofina...........................  $   258,683       $   288,035
   36,000   Granada Group plc...................      536,822           667,910
    1,650   NRJ SA..............................      241,087           371,460
    5,400   Pathe SA............................      402,104           648,217
   40,000   Publishing and Broadcasting Ltd.....      179,460           263,974
   29,000   Tokyo Broadcasting System Inc.......      329,674           419,296
                                                  -----------       -----------
                                                    1,947,830         2,658,892
                                                  -----------       -----------
            Building and Construction -- 3.7%
   45,000   CRH plc.............................      581,567           798,206
   30,500   Sekisui House Ltd...................      323,034           329,100
                                                  -----------       -----------
                                                      904,601         1,127,306
                                                  -----------       -----------
            Business Services -- 4.0%
   10,000   Asatsu-DK Inc.......................      267,837           264,384
    5,833   Reuters Holdings plc, ADR ..........      434,245           461,565
    6,000   Vivendi.............................      510,693           486,039
                                                  -----------       -----------
                                                    1,212,775         1,211,988
                                                  -----------       -----------
            Cable -- 2.1%
    3,500   NTL Inc.+...........................      294,583           301,656
   75,000   Telewest Communications plc+ .......      225,967           336,343
                                                  -----------       -----------
                                                      520,550           637,999
                                                  -----------       -----------
            Communications Equipment -- 2.1%
   10,500   Ericsson (L.M.) Telephone Co. .......     286,419           336,548
    2,000   Mannesmann AG........................     267,224           298,451
                                                  -----------       -----------
                                                      553,643           634,999
                                                  -----------       -----------
            Computer Software and Services -- 1.8%
    2,000   Obic Co. Ltd.........................     310,895           546,944
                                                  -----------       -----------
            Consumer Products - 11.6%
    2,500   Christian Dior SA....................     375,174           407,353
      520   Compagnie Financiere Richemont AG....     729,380         1,000,136
   14,000   KAO Corp.............................     287,579           393,271
   38,000   Mizuno Corp..........................     152,438           143,792
    4,000   Nintendo Co. Ltd.....................     282,942           562,146
    8,000   Sanofi SA............................     390,237           339,495
      550   Swatch Group AG......................     334,134           370,066
   31,071   Unilever plc.........................     322,368           276,476
                                                  -----------       -----------
                                                    2,874,252         3,492,735
                                                  -----------       -----------
            Diversified Industrial -- 1.3%
    2,500   Oerlikon-Buhrle Holding AG...........     460,989           379,522
                                                  -----------       -----------
            Electronics -- 1.3%
   20,000   Matsushita Electronic
              Industrial Co. Ltd. ...............     370,816           388,314
                                                  -----------       -----------
            Energy and Utilities -- 2.3%
   23,000   BP Amoco plc.........................     337,165           412,219
   48,000   ENI SpA..............................     324,228           286,611
                                                  -----------       -----------
                                                      661,393           698,830
                                                  -----------       -----------
            Entertainment -- 1.9%
    6,000   Daiichikosho Co. Ltd.................     162,815           169,536
   50,000   EMI Group plc........................     815,703           401,168
                                                  -----------       -----------
                                                      978,518           570,704
                                                  -----------       -----------
            Equipment and Supplies -- 2.5%
   21,000   Kanamoto Co. Ltd.....................     158,772           162,571
   10,500   THK Co. Ltd..........................     213,345           242,903
   16,000   Toyo Seikan Kaisha Ltd...............     308,053           359,562
                                                  -----------       -----------
                                                      680,170           765,036
                                                  -----------       -----------
            Financial Services -- 13.7%
   50,000   Banca Commerciale Italiana...........     280,176           365,380
   16,003   Bank of Ireland......................     272,771           267,338
   25,000   Bank of Scotland.....................     269,806           331,023
   24,000   CGU plc..............................     369,073           346,723
   89,492   Colonial Ltd.........................     278,959           316,916
    8,888   Invik & Co. AB, B Free ..............     427,980           522,194
    3,000   Jafco Co. Ltd........................     152,430           198,288
   18,000   Prudential Corp. plc.................     271,520           265,008
    7,000   Safra Republic Holdings SA ..........     338,000           462,000
   15,000   Schroders plc........................     438,989           306,433
    6,500   SCOR SA..............................     393,641           322,428
   23,000   Skandia Forsakrings AB ..............     174,411           430,146
                                                  -----------       -----------
                                                    3,667,756         4,133,877
                                                  -----------       -----------
            Food and Beverage -- 4.4%
  170,000   Foster's Brewing Group Ltd...........     338,126           479,139
      800   Groupe Danone........................     196,268           206,255
    7,000   Nestle SA, ADR.......................     491,469           630,616
                                                  -----------       -----------
                                                    1,025,863         1,316,010
                                                  -----------       -----------
            Health Care -- 10.5%
   14,126   AstraZeneca plc, London .............     544,796           549,970
      500   AstraZeneca plc, Stockholm...........      19,222            19,341
   23,000   Glaxo Wellcome plc...................     495,769           639,174
   10,000   Kyorin Pharmaceutical Co. Ltd........     238,127           248,686
      550   Novartis AG..........................     693,834           803,105
       60   Roche Holding AG.....................     605,516           616,755
   20,000   SmithKline Beecham plc ..............     299,557           259,932
                                                  -----------       -----------
                                                    2,896,821         3,136,963
                                                  -----------       -----------

                 See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================
                                                                       Market
   Shares                                             Cost             Value
   ------                                             ----             -----

            COMMON STOCKS (Continued)

            Metals and Mining -- 3.5%
    6,500   Anglogold Ltd.......................  $   185,657       $   172,130
   31,081   Antofagasta Holding plc ............      179,741           142,570
    6,500   Barrick Gold Corp...................      134,888           125,938
   37,500   Harmony Gold Mining Ltd.............      181,434           176,490
    7,500   Harmony Gold Mining Ltd., ADR.......       46,406            36,328
  225,000   Orogen Minerals Ltd.................      285,175           244,248
   13,000   Placer Dome Inc.....................      186,399           153,563
                                                  -----------       -----------
                                                    1,199,700         1,051,267
                                                  -----------       -----------
            Publishing -- 9.2%
   30,000   Arnoldo Mondadori Editore SpA.......      305,467           519,762
   91,573   Independent News & Media plc........      497,518           439,131
    1,700   Kadokawa Shoten Publishing Co. Ltd..      195,072           346,921
   60,037   News Corp. Ltd.+....................      352,016           512,246
   30,000   Pearson plc.........................      416,954           609,555
   30,000   Schibsted ASA.......................      538,173           337,261
                                                  -----------       -----------
                                                    2,305,200          2,764,876
                                                  -----------       -----------
            Retail -- 1.1%
    5,000   Ito Yokado Co. Ltd..................      315,133           334,611
                                                  -----------       -----------
            Telecommunications -- 10.1%
   37,000   Cable & Wireless plc. ..............      451,794           471,542
    2,000   Global Telesystems Group Inc........      155,125           162,000
       15   Japan Telecom Co. Ltd. .............      232,073           213,159
       50   Nippon Telegraph & Telephone Corp...      403,895           582,471
   25,000   Rogers Communications Inc., Cl. B+..      465,336           401,563
      700   Swisscom AG+........................      176,938           263,414
   49,300   Telecom Italia SpA..................      409,829           512,485
    5,590   Telefonica de Espana................      255,432           269,275
   30,000   Telstra Corp. Ltd...................      161,380           171,908
                                                  -----------       -----------
                                                    2,711,802         3,047,817
                                                  -----------       -----------
            Transportation -- 0.9%
   15,637   MIF Ltd.+...........................      188,903           270,143
                                                  -----------       -----------
            Wireless Communications -- 4.0%
   60,000   Telecom Italia Mobile SpA ..........      271,587           358,264
    4,335   Vodafone AirTouch plc, ADR..........      249,423           853,995
                                                  -----------       -----------
                                                      521,010         1,212,259
                                                  -----------       -----------
            TOTAL COMMON STOCKS.................   26,308,620        30,381,092
                                                  -----------       -----------
            OPTIONS -- 0.0%

            Metals and Mining -- 0.0%
   16,000   Durban Roodepoort Deep Ltd.+........       62,700             3,580
                                                  -----------       -----------
            TOTAL
              INVESTMENTS--100.8%...............  $26,371,320        30,384,672
                                                  ===========
            Other Assets and
               Liabilities (Net)-- (0.8)% ......                       (243,221)
                                                                    -----------
            NET ASSETS -- 100.0%
              (1,840,108 shares outstanding) ...                    $30,141,451
                                                                    ===========
            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share...................                         $16.38
                                                                         ======
            For Federal tax purposes:
            Aggregate cost.......                                   $26,371,320
                                                                    -----------
            Gross unrealized appreciation                            $5,507,586
            Gross unrealized depreciation                            (1,494,234)
                                                                    -----------
            Net unrealized appreciation                              $4,013,352
                                                                    ===========

                                                                         Net
                                                                     Unrealized
  Principal                                          Settlement    Appreciation/
   Amount                                               Date      (Depreciation)
   ------                                               ----      --------------

            FORWARD FOREIGN EXCHANGE CONTRACTS
   475,145(a) Sold Australian Dollars
               in exchange for USD 314,509........    07/02/99          $(2,766)
    61,814(b) Sold British Pounds
               in exchange for USD 97,440.........    07/06/99             (185)
    18,913(c) Sold Euros
               in exchange for USD 19,505.........    07/02/99               32
19,207,433(d) Deliver Japanese Yen
               in exchange for USD 158,692........    07/01/99                5
                                                                        -------
            TOTAL FORWARD FOREIGN
              EXCHANGE CONTRACTS ................                       $(2,914)
                                                                        =======
----------
(a)  --  Principal amount denoted in Austrialian Dollars.
(b)  --  Principal amount denoted in British Pounds.
(c)  --  Principal amount denoted in Euros.
(d)  --  Principal amount denoted in Japanese Yen.
+    --  Non-income producing security.
ADR  --  American Depositary Receipt.
USD  --  U.S. Dollars.

                                                          % of
                                                         Market       Market
Geographic Diversification                                Value        Value
--------------------------                                -----        -----
Europe                                                    69.0%     $20,957,038
Japan                                                     19.4%       5,905,954
Asia/Pacific Rim                                           6.5%       1,988,432
North America                                              3.8%       1,144,719
South Africa                                               1.3%         388,529
                                                         ------     -----------
                                                         100.0%     $30,384,672
                                                         ======     ===========

                 See accompanying notes to financial statements.

                     Gabelli International Growth Fund, Inc.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $26,371,320) ..................       $30,384,672
   Foreign currency, at value (Cost $184,997) ................           183,827
   Dividends, interest and reclaims receivable ...............            44,665
   Receivable for investments sold ...........................           798,483
   Receivable for Fund shares sold ...........................           177,449
   Deferred organizational expenses ..........................            19,535
                                                                     -----------
   Total Assets ..............................................        31,608,631
                                                                     -----------
Liabilities:
   Payable for investments purchased .........................           840,718
   Payable for Fund shares redeemed ..........................             3,632
   Payable for investment advisory fees ......................            24,432
   Payable for distribution fees .............................             6,084
   Payable to custodian ......................................           535,912
   Other accrued expenses and liabilities ....................            53,488
   Net unrealized depreciation on forward
     foreign exchange contracts ..............................             2,914
                                                                     -----------
   Total Liabilities .........................................         1,467,180
                                                                     -----------
   Net Assets applicable to 1,840,108
     shares outstanding ......................................       $30,141,451
                                                                     ===========
Net Assets consist of:
   Capital stock, at par value ...............................       $     1,840
   Additional paid-in capital ................................        25,113,435
   Accumulated net investment income .........................            16,804
   Accumulated net realized gain on investments
     and foreign currency transactions .......................           998,198
   Net unrealized appreciation on investments
     and foreign currency transactions .......................         4,011,174
                                                                     -----------
   Total Net Assets ..........................................       $30,141,451
                                                                     ===========
   Net Asset Value, offering and redemption
     price per share ($30,141,451/1,840,108
     shares outstanding; 1,000,000,000 shares
     authorized of $0.001 par value) .........................            $16.38
                                                                          ======

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $31,162) ................       $  299,126
   Interest ...................................................               57
                                                                      ----------
   Total Investment Income ....................................          299,183
                                                                      ----------
Expenses:
   Investment advisory fees ...................................          140,697
   Distribution fees ..........................................           35,174
   Legal and audit fees .......................................           21,193
   Custodian fees .............................................           20,825
   Shareholder services fees ..................................           16,994
   Shareholder report expenses ................................           12,160
   Registration fees ..........................................           10,333
   Organizational expenses ....................................            9,769
   Interest expense ...........................................            5,976
   Directors' fees ............................................            5,445
   Miscellaneous expenses .....................................            4,120
                                                                      ----------
   Total Expenses .............................................          282,686
                                                                      ----------
   Net Investment Income ......................................           16,497
                                                                      ----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments and
     foreign currency transactions ............................        1,023,186
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions .............................................          293,129
                                                                      ----------
   Net realized and unrealized gain
     on investments and foreign
     currency transactions ....................................        1,316,315
                                                                      ----------
   Net increase in net assets resulting
     from operations ..........................................       $1,332,812
                                                                      ==========

Statement of Changes in Net Assets
================================================================================

                                                                       Six Months Ended   Year Ended
                                                                        June 30, 1999    December 31,
                                                                         (Unaudited)         1998
                                                                         -----------     ------------
Operations:
   Net investment income / (loss) ...................................    $    16,497     $    (39,965)
   Net realized gain on investments and foreign currency transactions      1,023,186        2,058,312
   Net change in unrealized appreciation on investments and
     foreign currency transactions ..................................        293,129          749,979
                                                                         -----------     ------------
   Net increase in net assets resulting from operations .............      1,332,812        2,768,326
                                                                         -----------     ------------
Distributions to shareholders:
   In excess of net investment income ...............................             --          (54,801)
   Net realized gain on investments .................................             --       (1,976,054)
                                                                         -----------     ------------
   Total distributions to shareholders ..............................             --       (2,030,855)
                                                                         -----------     ------------
Capital share transactions:
   Net increase in net assets from capital share transactions .......      2,017,831        7,920,259
                                                                         -----------     ------------
   Net increase in net assets .......................................      3,350,643        8,657,730

Net Assets:
   Beginning of period ..............................................     26,790,808       18,133,078
                                                                         -----------     ------------
   End of period ....................................................    $30,141,451     $ 26,790,808
                                                                         ===========     ============

                 See accompanying notes to financial statements

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $35,174, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $10,468,988 and $8,038,987, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $100 to Gabelli & Company, Inc. and its affiliates.

8. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1999.

The average daily amount of borrowings outstanding during the six months ended June 30, 1999, was $854,267, with a related weighted average interest rate of 5.60%. The maximum amount borrowed at any time during the six months ended June 30, 1999 was $1,700,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 1999           December 31, 1998
                                                -----------------------   ------------------------
                                                 Shares       Amount       Shares         Amount
                                                --------   ------------   ----------   -----------

Shares sold ...................................  908,984   $ 14,512,436    2,674,592   $ 45,153,618
Shares issued upon reinvestment of dividends ..       --             --      126,101      1,953,306
Shares redeemed ............................... (782,809)   (12,494,605)  (2,345,920)   (39,186,665)
                                                --------   ------------   ----------   ------------
  Net increase ................................  126,175   $  2,017,831      454,773   $  7,920,259
                                                ========   ============   ==========   ============

Gabelli International Growth Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                      Six Months Ended                  Year Ended December 31,
                                                        June 30, 1999    ---------------------------------------------------
                                                         (Unaudited)        1998          1997          1996            1995+
                                                         ----------         ----          ----          ----            ----
Operating performance:
    Net asset value, beginning of period ............    $    15.63      $    14.40    $    13.42    $    10.98      $    10.00
                                                         ----------      ----------    ----------    ----------      ----------
    Net investment income / (loss) ..................          0.01           (0.02)        (0.13)        (0.15)(a)       (0.03)(a)
    Net realized and unrealized gain
      on investments ................................          0.74            2.51          1.11          2.59            1.01
                                                         ----------      ----------    ----------    ----------      ----------
    Total from investment operations ................          0.75            2.49          0.98          2.44            0.98
                                                         ----------      ----------    ----------    ----------      ----------
Distributions to shareholders:
    In excess of net investment income ..............            --           (0.03)           --            --              --
    Net realized gain on investments ................            --           (1.23)           --            --              --
                                                         ----------      ----------    ----------    ----------      ----------
    Total distributions .............................            --           (1.26)           --            --              --
                                                         ----------      ----------    ----------    ----------      ----------
    Net asset value, end of period ..................    $    16.38      $    15.63    $    14.40    $    13.42      $    10.98
                                                         ==========      ==========    ==========    ==========      ==========
    Total return++ ..................................           4.8%           17.4%          7.3%         22.2%            9.8%
                                                         ==========      ==========    ==========    ==========      ==========
Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ............    $   30,141      $   26,791    $   18,133    $   12,815      $    2,096
    Ratio of net investment income / (loss)
      to average net assets (c) .....................          0.12%(b)       (0.14)%       (0.82)%       (1.21)%         (1.19)%(b)
    Ratio of operating expenses
      to average net assets (c) .....................          2.01%(b)        1.98%         2.46%         2.72%           2.75%(b)
    Portfolio turnover rate .........................            28%             52%           63%           55%             30%

----------
+     From commencement of operations on June 30, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Based on average month-end shares outstanding.
(b)   Annualized.
(c) The Fund incurred interest expense for the periods ended June 30, 1999, December 31, 1998 and December 31, 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.97%, 1.96% and 2.44%, respectively. Before reimbursement of Fund expenses by the Adviser, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.

                See accompanying notes to financial statements.

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                      Werner J. Roeder, MD
Chairman and Chief                         Medical Director
Investment Officer                         Lawrence Hospital
Gabelli Asset Management Inc.

Anthony J. Colavita                        Anthonie C. van Ekris
Attorney-at-Law                            Managing Director
Anthony J. Colavita, P.C.                  BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                               Bruce N. Alpert
President and                              Vice President
Portfolio Manager                          and Treasurer

James E. McKee
Secretary

                                   Distributor

                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent

                       State Street Bank and Trust Company

                                  Legal Counsel

                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q299SR